                                UBS
                                VALUE EQUITY
                                FUND

                                -------

                                UBS
                                Private Investor
                                Funds, Inc.




                                Annual Report
                                December 31, 1997

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS Value Equity Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's annual report for the year ended December 31, 1997. This report contains a letter from the portfolio manager discussing the performance of the Fund for the year ended December 31, 1997 including a market overview. In addition, it includes a complete set of audited financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. Completion of the merger is still subject to regulatory approvals which are expected to be received soon.

This merger will create a top-tier global financial services group which will concentrate on clearly defined core businesses. As private banking and asset management are core businesses of the banks, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,


/s/ HansPeter Lochmeier
Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

This annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS Value Equity Fund (the 'Fund') generated a total return of 29.57% for the year ended December 31, 1997, compared with increases of 33.38% for the S&P 500 and 29.98% for the S&P/Barra Value Index. For the fourth quarter of 1997, the Fund returned 4.26% versus 2.87% for the S&P 500 and 2.22% for the Barra Value Index.

This chart provides a comparison of the Fund's performance to that of the S&P 500 Index. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on April 2, 1996 (commencement of operations) and held through December 31, 1997.


                    [PERFORMANCE GRAPH]

                      UBS VALUE
  DATE                EQUITY FUND    S&P 500 INDEX
  -----               -----------    -------------

 4/02/96                10000          10000
 4/30/96                9813           10023.5
 5/31/96                9957           10281.1
 6/30/96                9971           10320.2
 7/31/96                9609           9864.07
 8/31/96                9651           10072.2
 9/30/96                10084          10639.3
10/31/96                10273          10932.9
11/30/96                10962          11759.4
12/31/96                10873          11526.6
01/31/97                11177.3        12246.8
02/28/97                11571.7        12342.8
03/31/97                11053.2        11835.6
04/30/97                11497          12542.2
05/31/97                12194.8        13306
06/30/97                12604.9        13902.1
07/31/97                13390.5        15008.8
08/31/97                12815.1        14168.3
09/30/97                13512.9        14944.7
10/31/97                13171.2        14445.5
11/30/97                14013.9        15114.4
12/31/97                14089.1        15374.3



  Average Annual Total Return

                                                                             UBS VALUE
                                                                            EQUITY FUND    S&P 500 INDEX
                                                                            -----------    -------------
For the year ended December 31, 1997.....................................      29.57%           33.38%
For the period April 2, 1996 (commencement of operations) through
  December 31, 1997......................................................      21.63%           27.85%

Your Fund benefited during the most recent quarter from significant commitments to three market sectors: telecommunications, consumer staples, and financials. Each of our five telecommunications stocks was up more than 10% as the group found favor with investors due to solid fundamentals, merger speculation, and high dividend yields (defensive in nature). Likewise, each of the Fund's consumer staples issues beat the market, with Albertson's (a recent purchase) increasing by more than 23%. Among our banks, Corestates Financial performed well after agreeing to be acquired by First Union.

The petroleum production and sales, basic materials, and capital goods sectors hurt the Fund's performance in the last three months of the year. The threat of an economic slowdown penalized all three groups. Currency devaluations in Asia particularly impacted commodity businesses like papers and chemicals as they made the products of U.S. manufacturers less competitive on world markets.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
Energy prices (and stocks) faded considerably late in the year due to the fears of slower demand, but also due to OPEC's decision to raise its production ceiling, and to the possibility of larger sales from Iraq. Taking advantage of the price weakness, we have recently added to our position in the group.

MARKET OVERVIEW

1997 marked the third consecutive year in which the Dow Jones Industrial Average returned more than 20%; this had never happened before in the 101 year history of the index. Other major indexes, particularly the S&P 500, performed as well, or better. The theme of moderate economic growth, together with low interest rates and inflation, has been long lasting and has carried stocks to levels unexpected by most investors. As we look ahead to 1998, and beyond, we must examine the remaining strength of this theme, and the extent to which the recent 'Asian crisis' will impact the U.S economy and markets. The problems faced by South Korea, Indonesia and others in Asia are serious, and may result in a region-wide recession. This is significant because, for years, Asia was the fastest growing part of the world. While the International Monetary Fund and a group of large banks have provided temporary financing to these troubled nations, it is difficult to ascertain how long the economic slowdown in Asia will last, and how it will affect the rest of the world.

Considering the current uncertainty in Asia, historically high market valuations in the U.S., and the extraordinary returns generated by equities in recent years, it is reasonable to be concerned about the outlook for 1998. Our view is that the rates of return generated by stocks during this decade are not sustainable, and that increases are likely to be much closer to the long-term average of 10% over the next few years. While inflation and interest rates should remain low, corporate earnings growth will almost certainly slow from the double digit pace witnessed since 1995. There are even those who believe that declining unit volume, and a total absence of pricing power will lead to recession in the not too distant future. For most of the last two decades, lower interest rates have been positive for the stock market. In 1998, it is possible that lower rates will signal a deflationary environment, and a reduction in corporate earnings.

Having pointed out the potential negatives, we must also note that many of the positive drivers of the bull market are still in place. Low inflation and interest rates have been mentioned. Mergers, acquisitions, and restructurings have become the norm in our economy. Continuous change has transformed many American companies into some of the most efficient in the world, and should keep them at the forefront of global competition. Structural changes in the U.S. economy have played a major role as well. Investment spending is now driven more by the private sector, where it has enhanced productivity, than by the Government. Also significant is the projection that the Federal Government will report a budget surplus by 1999 or 2000.

Finally, the demand for equities has surged in recent years for many reasons -- market returns have been very high, consumer confidence has been strong, and the baby boomer generation believes that it must save/invest for retirement because the Government can no longer be relied upon for this purpose. Of course, this demand factor can be very fragile. It remains to be seen how investors will react to the next bear market.

Considering both the positive and negative factors in the current environment, we conclude that while the ride may be bumpy, the U.S. stock market still offers reasonable upside in 1998. We expect to see continued volatility, within a fairly wide trading range, and we believe that individual stock picking will be more important than it has been in many years. We are hopeful that the Asian concerns will recede as the year progresses and that no lasting impact will be felt in the United States. Investing in a market with many countervailing forces, and being in the late stages of an economic cycle, we want to own

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
large, quality companies that can work through a potentially difficult economic period, but also take advantage of opportunities to grow even stronger.

Neil S. Kenagy
Portfolio Manager





------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS Value Equity Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500 Index is an unmanaged index broadly representative of the U.S. stock market.

UBS Value Equity Fund
Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS Value
  Equity Portfolio, at value........................................................     $26,454,709
Receivable from funds services agent................................................           9,021
Deferred organization expenses and other assets.....................................          91,315
                                                                                         -----------
          Total Assets..............................................................      26,555,045
                                                                                         -----------

LIABILITIES:
Administrative services fees payable................................................           2,607
Other accrued expenses..............................................................          28,488
                                                                                         -----------
          Total Liabilities.........................................................          31,095
                                                                                         -----------

NET ASSETS..........................................................................     $26,523,950
                                                                                         -----------
                                                                                         -----------

SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         205,343
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................     $    129.17
                                                                                         -----------
                                                                                         -----------

COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       205
Additional paid-in capital..........................................................      22,506,410
Net unrealized appreciation of investments..........................................       3,802,538
Accumulated undistributed net investment income.....................................          11,388
Accumulated undistributed net realized gains........................................         203,409
                                                                                         -----------
          Net Assets................................................................     $26,523,950
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS Value Equity Fund
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses from UBS Investor Portfolios
  Trust -- UBS Value Equity Portfolio
     Dividends........................................................                   $  584,504
     Interest.........................................................                       41,559
                                                                                         ----------
          Investment income...........................................                      626,063
     Total expenses...................................................    $ 183,777
     Less: Fee waiver.................................................      (75,604)
                                                                          ---------
     Net expenses.....................................................                      108,173
                                                                                         ----------
Net Investment Income from UBS Investor Portfolios Trust -- UBS Value
  Equity Portfolio....................................................                      517,890

EXPENSES:
Shareholder service fees..............................................       49,844
Administrative services fees..........................................       12,531
Reports to shareholders expense.......................................       23,601
Registration fees.....................................................       22,739
Amortization of organization expenses.................................       21,364
Legal fees............................................................       16,968
Transfer agent fees...................................................       10,487
Audit fees............................................................        9,741
Fund accounting fees..................................................        7,744
Directors' fees.......................................................        5,357
Miscellaneous expenses................................................        7,241
                                                                          ---------
     Total expenses...................................................      187,617
     Less: Fee waiver and expense reimbursements......................     (102,221)
                                                                          ---------
     Net expenses.....................................................                       85,396
                                                                                         ----------
Net investment income.................................................                      432,494
                                                                                         ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM UBS INVESTOR
  PORTFOLIOS TRUST -- UBS VALUE EQUITY PORTFOLIO:
Net realized gain on securities transactions..........................                    1,477,194
Net change in unrealized appreciation of investments..................                    3,117,642
                                                                                         ----------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS Value Equity Portfolio......................                    4,594,836
                                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   $5,027,330
                                                                                         ----------
                                                                                         ----------

------------------------
See notes to financial statements.

UBS Value Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................      $   432,494          $   157,796
Net realized gain on securities transactions..............................        1,477,194               13,685
Net change in unrealized appreciation of investments......................        3,117,642              684,896
                                                                             -----------------    -----------------
Net increase in net assets resulting from operations......................        5,027,330              856,377
                                                                             -----------------    -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.....................................................         (435,505)            (156,639)
Net realized gains........................................................       (1,287,470)            --
                                                                             -----------------    -----------------
Total dividends and distributions to shareholders.........................       (1,722,975)            (156,639)
                                                                             -----------------    -----------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares..........................................       20,401,903           13,752,890
Net asset value of shares issued to shareholders in reinvestment of
  dividends and distributions.............................................        1,713,022              156,639
Cost of shares redeemed...................................................       (8,361,026)          (5,168,571)
                                                                             -----------------    -----------------
Net increase in net assets from transactions in shares of common stock....       13,753,899            8,740,958
                                                                             -----------------    -----------------

NET INCREASE IN NET ASSETS................................................       17,058,254            9,440,696
NET ASSETS:
Beginning of period.......................................................        9,465,696               25,000
                                                                             -----------------    -----------------
End of period (including undistributed net investment income of $11,388
  and $1,157, respectively)...............................................      $26,523,950          $ 9,465,696
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS Value Equity Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   FOR THE          APRIL 2, 1996*
                                                                                 YEAR ENDED             THROUGH
                                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                              -----------------    -----------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period.......................................        $106.70              $100.00
                                                                                  --------             --------
Income from investment operations:
     Net investment income.................................................           2.32                 2.05
     Net realized and unrealized gain on investments.......................          29.17                 6.69
                                                                                  --------             --------
     Total income from investment operations...............................          31.49                 8.74
                                                                                  --------             --------

Less dividends and distributions to shareholders:
     Dividends from net investment income..................................          (2.27)               (2.04)
     Distributions from net realized gains.................................          (6.75)             --
                                                                                  --------             --------
     Total dividends and distributions.....................................          (9.02)               (2.04)
                                                                                  --------             --------

Net asset value, end of period.............................................        $129.17              $106.70
                                                                                  --------             --------
                                                                                  --------             --------
Total return...............................................................          29.57%                8.74%(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)..............................        $26,524              $ 9,466
     Ratio of expenses to average net assets (2)...........................           0.97%                0.90%(3)
     Ratio of net investment income to average net assets (2)..............           2.17%                3.04%(3)

------------------------

* Commencement of operations.
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS Value Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.89% and 2.65% (annualized) for the respective periods.
(3) Annualized.

See notes to financial statements.

UBS Value Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL

UBS Value Equity Fund (the 'Fund'), formerly known as the UBS U.S. Equity Fund, is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1997, the Company included six other funds, UBS Bond Fund, UBS International Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS Small Cap Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS Value Equity Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At December 31, 1997, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (48.2% at December 31, 1997). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS Value Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the year ended December 31, 1997, the Fund increased accumulated undistributed net investment income by $13,242 and decreased paid-in-capital by $13,242. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of approximately $107,500 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 2, 1996).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise by made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, effective March 13, 1997, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. Prior to March 13, 1997, Signature Broker-Dealer Services, Inc. ('Signature') provided overall administrative services and general office facilities. As compensation for such services, the Company had agreed to pay Signature a fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. Signature did not receive a fee on average daily net assets in excess of $200 million. For the year ended December 31, 1997, the administrative services fee amounted to $12,531.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement, effective March 13, 1997, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement. Prior to March 13, 1997, Signature served as the distributor of Fund shares. Signature did not receive any additional fees for services provided as the distributor.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1997, the shareholder service fee amounted to $49,844, all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENTS -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses. For the period from January 1, 1997 through June 5, 1997, the Fund's total operating expenses were limited to an annual rate of 0.90% of the Fund's average daily net assets. Effective June 6, 1997, this expense limitation was increased to 1.00% of the Fund's average daily net assets. For the year ended

UBS Value Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
December 31, 1997, UBS reimbursed the Fund for expenses totaling $52,377 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1997 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund were as follows:

                                                                         PERIOD FROM APRIL 2, 1996
                                                      YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                   DECEMBER 31, 1997     THROUGH DECEMBER 31, 1996
                                                   -----------------    ----------------------------

Shares subscribed...............................        169,168                    137,339
Shares issued to shareholders in reinvestment of
  dividends and distribution....................         13,323                      1,465
Shares redeemed.................................        (65,860)                   (50,342)
                                                   -----------------            ----------
Net increase in shares outstanding..............        116,631                     88,462
                                                   -----------------            ----------
                                                   -----------------            ----------

UBS Value Equity Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Value Equity Fund (the 'Fund') (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of Americas
New York, New York
February 17, 1998

UBS Value Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
SHARES                                       SECURITY DESCRIPTION                                          VALUE
-------   -------------------------------------------------------------------------------------------   -----------
          COMMON STOCK -- 94.5%
          BANKING & FINANCIAL INSTITUTIONS -- 17.2%
  6,400   BankAmerica Corp...........................................................................   $   467,200
 20,500   Corestates Financial Corp..................................................................     1,641,281
 19,000   J.P. Morgan & Co...........................................................................     2,144,625
 40,100   Mellon Bank Corp...........................................................................     2,431,063
 18,400   U.S. Bancorp...............................................................................     2,059,650
  8,300   Wachovia Corp..............................................................................       673,338
                                                                                                        -----------
                                                                                                          9,417,157
                                                                                                        -----------
          CHEMICALS -- 2.8%
 10,250   Dow Chemical Company.......................................................................     1,040,375
 12,200   Witco Corp.................................................................................       497,913
                                                                                                        -----------
                                                                                                          1,538,288
                                                                                                        -----------
          CONSUMER FOODS -- 7.6%
 29,300   General Mills, Inc.........................................................................     2,098,613
 40,900   H.J. Heinz Co..............................................................................     2,078,231
                                                                                                        -----------
                                                                                                          4,176,844
                                                                                                        -----------
          COSMETICS -- 2.1%
 22,600   International Flavors & Fragrances.........................................................     1,163,900
                                                                                                        -----------
          DIVERSIFIED -- 0.9%
 13,700   Fortune Brands Inc.........................................................................       507,756
                                                                                                        -----------
          DRUGS & PHARMACEUTICALS -- 12.2%
 18,200   American Home Products Corp................................................................     1,392,300
 16,900   Baxter International Inc...................................................................       852,394
 28,800   Bristol-Myers Squibb Co....................................................................     2,725,195
 46,400   Pharmacia & Upjohn Inc.....................................................................     1,699,400
                                                                                                        -----------
                                                                                                          6,669,289
                                                                                                        -----------
          FOOD -- RETAIL -- 2.5%
 28,900   Albertson's, Inc...........................................................................     1,369,138
                                                                                                        -----------
          INSURANCE -- 4.4%
 21,100   American General Corp......................................................................     1,140,719
 17,200   Marsh & McLennan Cos., Inc.................................................................     1,282,475
                                                                                                        -----------
                                                                                                          2,423,194
                                                                                                        -----------

          LUMBER, PAPER & BUILDING SUPPLIES -- 4.1%
 21,400   Union Camp Corp............................................................................     1,148,913
 22,600   Weyerhaeuser Co............................................................................     1,108,813
                                                                                                        -----------
                                                                                                          2,257,726

          MANUFACTURING -- 5.6%
 23,400   Cooper Industries Inc......................................................................     1,146,600
 23,200   Minnesota Mining & Manufacturing...........................................................     1,903,850
                                                                                                        -----------
                                                                                                          3,050,450
                                                                                                        -----------
          OFFICE EQUIPMENT AND SUPPLIES -- 3.2%
 19,600   Pitney Bowes, Inc..........................................................................     1,762,775
                                                                                                        -----------
          PETROLEUM PRODUCTION & SALES -- 8.3%
 11,500   Amoco Corp.................................................................................       978,938
 17,600   Atlantic Richfield Co......................................................................     1,410,200
 14,400   Chevron Corporation........................................................................     1,108,800
 18,900   Texaco Inc.................................................................................     1,027,688
                                                                                                        -----------
                                                                                                          4,525,626
                                                                                                        -----------

------------------------
See notes to financial statements.
                                       13

UBS Value Equity Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
SHARES                                       SECURITY DESCRIPTION                                          VALUE
-------   -------------------------------------------------------------------------------------------   -----------
          PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 1.5%
 13,500   Eastman Kodak Company......................................................................   $   820,969
                                                                                                        -----------
          REAL ESTATE -- 2.9%
 30,800   Security Capital Industrial Trust REIT(a)..................................................       766,150
 25,400   Simon DeBartolo Group, Inc. REIT(a)........................................................       830,263
                                                                                                        -----------
                                                                                                          1,596,413
                                                                                                        -----------
          RETAIL -- 3.7%
 14,900   J.C. Penney Company, Inc...................................................................       898,656
 10,300   May Department Stores......................................................................       542,681
 13,000   Sears, Roebuck and Co......................................................................       588,250
                                                                                                        -----------
                                                                                                          2,029,587
                                                                                                        -----------
          TELECOMMUNICATIONS -- 11.4%
 12,600   Ameritech Corp.............................................................................     1,014,300
 22,400   Bell Atlantic Corp.........................................................................     2,038,400
 23,800   GTE Corporation............................................................................     1,243,550
 13,500   SBC Communications Inc.....................................................................       988,875
 22,100   US West Inc................................................................................       997,263
                                                                                                        -----------
                                                                                                          6,282,388
                                                                                                        -----------
          TOBACCO -- 4.1%
 50,000   Philip Morris Companies, Inc...............................................................     2,265,625
                                                                                                        -----------
          TOTAL INVESTMENTS AT MARKET VALUE -- 94.5%
              (COST $43,748,965).....................................................................    51,857,125
          OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.5%..............................................     3,023,320
                                                                                                        -----------
          NET ASSETS -- 100.0%.......................................................................   $54,880,445
                                                                                                        -----------
                                                                                                        -----------

------------------------

(a) REIT -- Real Estate Investment Trust

Note: Based upon the cost of investments of $43,748,965 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $8,214,965 and $106,805, respectively, resulting in net unrealized appreciation of $8,108,160.

See notes to financial statements.
                                       14

UBS Value Equity Portfolio
Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investment, at value (cost $43,748,965)..........................................     $51,857,125
Cash.............................................................................       3,120,961
Dividends and interest receivable................................................         152,703
Deferred organization expenses and other assets..................................          17,858
                                                                                      -----------
     Total Assets................................................................      55,148,647
                                                                                      -----------
LIABILITIES:
Investment advisory fees payable.................................................          23,050
Administrative services fees payable.............................................           8,576
Payable for investment securities purchased......................................         201,097
Other accrued expenses...........................................................          35,479
                                                                                      -----------
     Total Liabilities...........................................................         268,202
                                                                                      -----------

NET ASSETS.......................................................................     $54,880,445
                                                                                      -----------
                                                                                      -----------

------------------------
See notes to financial statements.

UBS Value Equity Portfolio
Statement of Operations
For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends..........................................................     $1,221,696
Interest...........................................................         85,602
                                                                        ----------
     Investment income.............................................                     $ 1,307,298

EXPENSES
Investment advisory fees...........................................        246,135
Administrative services fees.......................................         27,257
Audit fees.........................................................         36,000
Fund accounting fees...............................................         31,903
Custodian fees and expenses........................................         22,155
Trustees' fees.....................................................          7,000
Amortization of organization expenses..............................          6,896
Insurance expense..................................................          2,602
Miscellaneous expenses.............................................          1,991
                                                                        ----------
     Total expenses................................................        381,939
     Less: Fee waiver..............................................       (160,330)
                                                                        ----------
     Net expenses..................................................                         221,609
                                                                                        -----------
Net investment income..............................................                       1,085,689
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on securities transactions.......................                       3,252,224
Net change in unrealized appreciation of investments...............                       6,433,825
                                                                                        -----------
Net realized and unrealized gain on investments....................                       9,686,049
                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                     $10,771,738
                                                                                        -----------
                                                                                        -----------

------------------------
See notes to financial statements.

UBS Value Equity Portfolio
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE          APRIL 2, 1996*
                                                                                YEAR ENDED             THROUGH
                                                                             DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                             -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income.....................................................     $   1,085,689         $   432,121
Net realized gain on securities transactions..............................         3,252,224               1,679
Net change in unrealized appreciation of investments......................         6,433,825           1,674,335
                                                                             -----------------    -----------------
Net increase in net assets resulting from operations......................        10,771,738           2,108,135
                                                                             -----------------    -----------------

CAPITAL TRANSACTIONS:
Proceeds from contributions...............................................        38,796,136          30,786,561
Value of withdrawals......................................................       (20,113,162)         (7,468,963)
                                                                             -----------------    -----------------
Net increase in net assets from capital transactions......................        18,682,974          23,317,598
                                                                             -----------------    -----------------

NET INCREASE IN NET ASSETS................................................        29,454,712          25,425,733
NET ASSETS:
Beginning of period.......................................................        25,425,733            --
                                                                             -----------------    -----------------
End of period.............................................................     $  54,880,445         $25,425,733
                                                                             -----------------    -----------------
                                                                             -----------------    -----------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS Value Equity Portfolio
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   FOR THE          APRIL 2, 1996*
                                                                                 YEAR ENDED             THROUGH
                                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                              -----------------    -----------------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)..............................        $54,880              $25,426
     Average commission rate per share.....................................        $  0.06              $  0.06
     Ratio of expenses to average net assets(1)............................           0.54%                0.91%(2)
     Ratio of net investment income to average net assets(1)...............           2.65%                3.07%(2)
     Portfolio turnover....................................................             47%                  19%

------------------------
* Commencement of operations.
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.39% and 0.60% (annualized) for the respective periods.
(2) Annualized.

See notes to financial statements.

UBS Value Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL
UBS Value Equity Portfolio (the 'Portfolio'), formerly known as the UBS U.S. Equity Portfolio, a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At December 31, 1997, all of the beneficial interests in the Portfolio were held by UBS Value Equity Fund and UBS Value Equity Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'). Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities in the portfolio are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees.

B. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

D. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of approximately $30,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (April 2, 1996).

E. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to the net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser. UBS makes the Portfolio's day-to-day investment decisions, arranges for the execution of

UBS Value Equity Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
portfolio transactions and generally manages the Portfolio's investments and operations. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.60% of the Portfolio's average daily net assets. For the year ended December 31, 1997, UBS voluntarily agreed to waive a portion of its advisory fee. Such waiver amounted to $160,330.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, effective March 13, 1997, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. Prior to March 13, 1997, Signature Financial Group (Grand Cayman), Ltd. ('SFG') provided overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio had agreed to pay SFG an administrative services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Portfolio's average daily net assets. For the year ended December 31, 1997, the administrative services fee amounted to $27,257.

4. PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 1997, purchases and sales of investment securities, excluding short-term investments, aggregated $35,758,058 and $18,403,738, respectively.

UBS Value Equity Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees
and Investors of
UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Value Equity Portfolio (the 'Portfolio') (one of the portfolios constituting UBS Investor Portfolios Trust) at December 31, 1997, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 1997 and for the period April 2, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 17, 1998

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                              UBS Value Equity Fund
                               200 Clarendon Street
                           Boston, Massachusetts 02116






Investment Adviser                          Union Bank of Switzerland
                                            New York Branch
                                            1345 Avenue of the Americas
                                            New York, NY 10105


Administrator                               Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, Massachusetts 02116


Distributor                                 First Fund Distributors, Inc.
                                            4455 East Camelback Road
                                            Phoenix, AZ 85018


Custodian and Transfer Agent                Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, Masschusetts 02116